SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of report: March 15, 2006
(Date of earliest event reported)

IMPART MEDIA GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-09358	88-0441338
(Commission File No.)	(I.R.S. Employer Identification No.)

1300 North Northlake Way
Seattle, Washington 98103
(Address of principal executive offices; zip code)

(206) 633-1852
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors Appointment of Principal Officers.

Effective March 15, 2006, David Lott resigned from his position as our Chief Executive Officer and from our board of directors. He also resigned as an officer and director of our wholly-owned subsidiaries, Impart, Inc. and Impart Media Advertising, Inc. Effective immediately upon the resignation, Joseph Martinez, our Chief Financial Officer, was appointed as our Chief Executive Officer.

Effective March 16, 2006, we appointed Beverley Patterson to the newly-created position of Vice President of Finance and Administration of our company.

The biographical information of Mr. Martinez and Ms. Patterson required by this Item is set forth below.

Joseph Martinez
Mr. Martinez has served as our Chief Executive Officer since March 2006. He has served as the Chairman of our Board of Directors since June 2005 when we acquired Impart, Inc. in a reverse acquisition. Prior to becoming our Chief Executive Officer, Mr. Martinez served as our Chief Financial Officer from June 2005 until March 2006. From August 2004 until June 2005, Mr. Martinez served as a director of Impart, Inc. and as its Chief Financial Officer. From 2002 until he joined Impart, Inc., Mr. Martinez founded and was the principal officer and owner of Core Venture Partners, LLC, a merchant-banking and financial advisory firm whose clients included Impart, Inc. From 1998 to 2002, he was the President and Chief Executive Officer of Centaur Partners, a Silicon Valley based investment bank. Mr. Martinez has more than 25 years of combined operational and financial experience. He holds graduate degrees from the University of Denver.

Beverley Patterson
Ms. Patterson has served as our Vice President of Finance and Administration since March 2006. From 2001 until March 2005, she served as a consultant with Patterson Consulting, LLC, a Seattle-based company she founded in 2001 that provided financial and accounting consulting services to small and medium size firms. Prior to 2001, Ms. Patterson held various finance and accounting-oriented positions, including positions as Vice President of Finance and Controller. She is a certified public accountant and holds a bachelors degree from the University of Puget Sound.

SECTION 7 - CORPORATE GOVERNANCE AND MAINTENANCE

Item 7.01.	Regulation FD Disclosure

On March 15, 2006 and March 16, 2006, we issued a press release in connection with the departure and appointment of principal officers of our company as set forth in Item 5.02 above. A copy of such press releases are attached hereto as Exhibits 99.1 and 99.2.

The information contained in the accompanying press releases is being furnished pursuant to “Item 7.01 Regulation FD.” The information contained in the accompanying press releases shall not be incorporated by reference into any filing of our company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in the press release attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(c)   Exhibits.

Number	Documents

99.1	Press Release, dated March 15, 2006, announcing the departure of David Lott and the appointment of Joseph Martinez as our Chief Executive Officer.

99.2	Press Release, dated March 16, 2006, announcing the appointment of Beverley Patterson as our Vice President of Finance and Administration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPART MEDIA GROUP, INC.

Date: March 20, 2006	By:	/s/ Joseph Martinez
Joseph Martinez
Chief Executive Officer

EXHIBIT INDEX

Number	Documents

99.1	Press Release, dated March 15, 2006, announcing the departure of David Lott and the appointment of Joseph Martinez as our chief executive officer.

99.2	Press Release, dated March 16, 2006, announcing the appointment of Beverley Patterson as our Vice President of Finance and Administration.